SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
February 12, 2002

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

     Registrant’s telephone number, including area code (905) 863-0000.

Item 5.     Other Events

     Exhibit 99.1 attached to this Form 8-K relates to “Part I — Item 1 — Business” of the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission on March 13, 2001 (“2000 Form 10-K”) and such Exhibit is incorporated by reference herein and in the Registration Statement on Form S-3 (File No. 333-79428) relating to the 4.25% Convertible Senior Notes due 2008 of the Registrant fully and unconditionally guaranteed by Nortel Networks Limited which has yet to be declared effective.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

99.1 Revised “Part I — Item I — Business” of the Registrant’s 2000 Annual Report on Form 10-K

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

	By:	/s/ Deborah J. Noble

Deborah J. Noble Corporate Secretary

	By:	/s/ Blair F. Morrison

Blair F. Morrison Assistant Secretary
Dated: February 12, 2002

EXHIBIT INDEX

99.1 Revised “Part I — Item I — Business” of the Registrant’s 2000 Annual Report on Form 10-K